Stock-based compensation	12 Months Ended
Dec. 31, 2013
Stock-based compensation [Abstract]
Stock-based compensation

Note 20 - Stock-based compensation:

In October 2013, the board of directors approved the 2013 Employee, Director and Consultant Equity Incentive Plan (the "2013 Plan") pursuant to which the Company may issue options, warrants, restricted stock or other stock-based awards to directors, officers, key employees and other key individuals performing services for the Company. The 2013 Plan has reserved 4,773,992 shares of common stock for issuance. All awards will be approved by the board of directors or a committee of the board of directors to be established for such purpose.

The Company's outstanding stock options have maximum contractual terms of up to ten years, principally vest on a quarterly basis ratably over five years and were granted at exercise prices equal to the market price of the Company's common stock on the date of grant. The Company's outstanding stock options are exercisable into shares of the Company's common stock. The Company measures the cost of employee services received in exchange for an award of equity instruments, including grants of employee stock options and restricted stock awards, based on the fair value of the award at the date of grant in accordance with the modified prospective method. The Company uses the Black-Scholes model for purposes of determining the fair value of stock options granted and recognizes compensation costs ratably over the requisite service period, net of estimated forfeitures. For restricted stock awards, the grant-date fair value is the quoted market price of the stock.

In October 2013, in connection with their employment agreements, Messrs. Segal and Goldfinger were granted options to purchase 1,022,104 and 511,052, respectively, shares of common stock at an exercise price of $5.00 per share. Of these options, 50% vest over time and 50% will vest based on the achievement of targeted annual milestones which have not yet been set by the board of directors.

In December 2013, the directors were granted 59,000 shares of restricted stock.

For the year ended December 31, 2013, the Company recognized $350,540 of non-cash stock-based compensation expense in general and administrative expense in the consolidated statements of operations. Included in the 2013 amount of $350,540 is $295,000 for restricted stock.

As of December 31, 2013, there was approximately $2,612,144 of total unrecognized compensation cost related to unvested share-based compensation grants, which is expected to be amortized over a weighted-average period of 4.9 years.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes model with the following weighted-average assumptions:

Year Ended
December 31, 2013
Expected life (in years)	6.5
Risk-free interest rate	1.41%
Volatility	32%
Dividend yield	0%

A summary of the status of stock option awards and changes during the year ended December 31, 2013 are presented below:

Weighted
		Weighted	Average
		Average	Remaining
		Exercise	Contractual	Intrinsic
	Shares	Price	Life (Years)	Value

Outstanding at December 31, 2012	-	$-
Granted	766,578	$5.00
Exercised	-	$-
Cancelled, expired, or forfeited	-	$-
Outstanding at December 31, 2013	766,578	$5.00	9.80	$574,934
Exercisable at December 31, 2013	31,923	$5.00	9.80	$23,942

The weighted-average grant-date fair value of option awards granted, vested and non-vested during the year ended December 31, 2013 was $1.74.